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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

         Date of Report (Date of Earliest Event Reported) April 24, 2000
                                                          --------------

                         NORTH FORK BANCORPORATION, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       1-10458                36-3154608
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

                 275 Broad Hollow Road Melville, New York 11747
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               (Address of Principal Executive Offices) (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (516) 844-1004
                                                            --------------

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ITEM 5.  OTHER EVENTS.

         North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") issued a press release announcing its earnings for the quarter ended March 31, 2000. The press release issued by North Fork described herein is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.

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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         99.1 Press Release issued by North Fork Bancorporation, Inc. on April 24, 2000.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:   April 24, 2000

                                       NORTH FORK BANCORPORATION, INC.

                                       By: /s/ Daniel M. Healy
                                           ----------------------------------
                                           Name:  Daniel M. Healy
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number   Description
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  99.1   Press Release issued by North Fork Bancorporation, Inc. on
         April 24, 2000.